UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2020

PIMCO Flexible Credit Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Flexible Credit Income Fund’s Semiannual Report, which covers the six-month reporting period ended December 31, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2020

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic. Looking back before the reporting period began, second-quarter 2020 U.S. annualized gross domestic product (“GDP”) was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third-quarter GDP growth was 33.4%, the largest quarterly increase on record. The Commerce Department’s initial estimate for fourth-quarter annualized GDP growth — released after the reporting period ended — was 4.0%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, before the reporting period began, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the trade-off between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation run higher, which could mean that interest rates remain low for an extended period. Meanwhile, in March 2020, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy. A subsequent $900 billion stimulus package was finalized in December 2020.

Economies outside the U.S. were significantly impacted by the pandemic too. In its October 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects 2020 GDP in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks and governments around the world took a number of aggressive actions. Looking back, in March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European

2	PIMCO INTERVAL FUNDS

Union agreed on a €1.8 trillion spending package to bolster its economy. In December 2020, the ECB expanded its monetary stimulus program by another €500 billion.

The Bank of England reduced its key lending rate to 0.10% — a record low — in March, added £100 billion to its quantitative easing program in June, and increased its bond-buying program by £150 billion to £895 billion in November. Finally, toward the end of the year, the U.K. and the European Union agreed to a long-awaited Brexit deal. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. In May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package. Finally, in December 2020, the Bank of Japan announced a new ¥73.6 trillion stimulus package.

Short-term U.S. Treasury yields edged modestly lower, whereas long-term yields moved higher, albeit from a very low level during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 0.93% at the end of the reporting period, versus 0.66% on June 30, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.78%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 4.20%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also rallied. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 10.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 7.89%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.29%.

Despite the headwinds from the pandemic, global equities produced strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 22.16%, partially fueled by a sharp rally in November and December 2020, because, in our view, investor sentiment improved after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 23.00%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 31.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 24.12% and European equities, as represented by the MSCI Europe Index (in EUR), returned 10.91%.

Commodity prices were volatile and produced mixed results. When the reporting period began, Brent crude oil was approximately $41 a barrel. Brent crude oil ended the reporting period at roughly $52 a barrel. We believe that oil prices rallied because producers reduced their output and investors anticipated stronger demand as global

SEMIANNUAL REPORT	DECEMBER 31, 2020	3

Letter from the Chair of the Board & President (Cont.)

growth improved and several new COVID-19 vaccines were introduced. Elsewhere, copper prices moved higher, while gold declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -8.74%, -10.23% and -4.53% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Fund’s shareholder servicing agent at (844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

SEMIANNUAL REPORT	DECEMBER 31, 2020	5

Important Information About the Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

6	PIMCO INTERVAL FUNDS

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940 (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that the Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund. As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-2	Class A-3	Class A-4*	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	10/28/19	11/09/2020	11/30/18	Diversified

*	Class A-4 was formerly called Class A.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2020	7

Important Information About the Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Pacific Investment Management Company LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

The SEC adopted a rule that allows shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 844.312.2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

8	PIMCO INTERVAL FUNDS

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments will: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance and effective dates, with some requirements already requiring compliance starting from August 1, 2020 and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	DECEMBER 31, 2020	9

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A-3 - PFASX Class A-2 - PFALX Class A-4 - PFFLX

Allocation Breakdown as of December 31, 2020†§

Corporate Bonds & Notes	28.6%
Non-Agency Mortgage-Backed Securities	23.7%
Asset-Backed Securities	21.7%
Loan Participations and Assignments	12.0%
Short-Term Instruments	5.7%
Preferred Securities	1.8%
Sovereign Issues	1.7%
Common Stocks	1.5%
U.S. Government Agencies	1.3%
Other	2.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2020

	6 Months*	1 Year	Fund Inception (02/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	18.05%	4.07%	6.95%
PIMCO Flexible Credit Income Fund Class A-2	17.40%	2.87%	6.09%
PIMCO Flexible Credit Income Fund Class A-2 (adjusted)	15.01%	0.80%	5.55%
PIMCO Flexible Credit Income Fund Class A-3	17.57%	3.21%	5.91%
PIMCO Flexible Credit Income Fund Class A-4	17.57%	3.18%	6.12%
PIMCO Flexible Credit Income Fund Class A-4 (adjusted)	15.18%	1.11%	5.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end was 3.74% for Institutional Class, 4.24% for Class A-2 shares, 4.49% for Class A-3 and 4.49% for Class A-4 shares. As of December 31, 2020, the Fund’s Total Effective Leverage (1) was 45%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

10	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund	Institutional Class - PFLEX Class A-3 - PFASX Class A-2 - PFALX Class A-4 - PFFLX

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to U.S. residential mortgage-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to asset-backed securities contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to the intermediate portion of the U.S. yield curve detracted from absolute performance as rates increased.

»	Common equity received through the restructuring of an energy company detracted from absolute performance, as the security posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2020	11

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

07/01/2020 - 12/31/2020+	$8.21	$0.44	$1.01	$1.45	$(0.40)	$0.00	$(0.40)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	(0.75)

02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	(0.12)

Class A-2

07/01/2020 - 12/31/2020+	8.21	0.42	0.98	1.40	(0.35)	0.00	(0.35)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

11/09/2020 - 12/31/2020+	8.89	0.12	0.36	0.48	(0.11)	0.00	(0.11)

Class A-4

07/01/2020 - 12/31/2020+	8.21	0.40	1.01	1.41	(0.36)	0.00	(0.36)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

12	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.26	17.89%	$1,558,198	3.37	%*	3.37	%*	2.40	%*	2.40	%*	9.82	%*	17%

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

9.26	17.24	9,964	3.87	*	3.87	*	2.90	*	2.90	*	9.29	*	17

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

9.26	5.37	10	4.12	*	4.12	*	3.15	*	3.15	*	8.53	*	17

9.26	17.41	91,105	4.12	*	4.12	*	3.15	*	3.15	*	9.06	*	17

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	13

SEMIANNUAL REPORT	DECEMBER 31, 2020	13

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Unaudited)

December 31, 2020

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,023,572

Financial Derivative Instruments
Exchange-traded or centrally cleared	227
Over the counter	5,005
Cash	1,391
Deposits with counterparty	35,082
Foreign currency, at value	698
Receivable for investments sold	18,052
Receivable for Fund shares sold	12,326
Interest and/or dividends receivable	23,264

Total Assets	3,119,617

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,315,583

Financial Derivative Instruments
Exchange-traded or centrally cleared	314
Over the counter	5,470
Payable for investments purchased	70,987
Payable for unfunded loan commitments	138
Deposits from counterparty	37,889
Distributions payable to common shareholders	26,320
Accrued management fees	3,493
Accrued servicing fees	66
Other liabilities	80

Total Liabilities	1,460,340

Net Assets	$1,659,277

Net Assets Consist of:

Par value^	$0
Paid in capital in excess of par	1,757,700
Distributable earnings (accumulated loss)	(98,423)

Net Assets	$1,659,277

Net Assets:

Institutional Class	$1,558,198
Class A-2	9,964
Class A-3	10
Class A-4	91,105

Common Shares Outstanding:

Institutional Class	168,285
Class A-2	1,076
Class A-3	1
Class A-4	9,840

Net Asset Value Per Common Share(a)

Institutional Class	$9.26
Class A-2	9.26
Class A-3	9.26
Class A-4	9.26

Cost of investments in securities	$2,997,061
Cost of foreign currency held	$616
Cost or premiums of financial derivative instruments, net	$2,148

* Includes repurchase agreements of:	$163,216

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$99,633
Dividends, net of foreign taxes**	1,288
Total Income	100,921

Expenses:

Management fees	18,214
Distribution and/or servicing fees - Class A-2	19
Distribution and/or servicing fees - Class A-4	311
Trustee fees and related expenses	112
Interest expense	7,408
Miscellaneous expense	25
Total Expenses	26,089
Waiver and/or Reimbursement by PIMCO	(6)
Net Expenses	26,083

Net Investment Income (Loss)	74,838

Net Realized Gain (Loss):

Investments in securities	(66,995)
Exchange-traded or centrally cleared financial derivative instruments	(1,931)
Over the counter financial derivative instruments	(14,469)
Foreign currency	1,693

Net Realized Gain (Loss)	(81,702)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	262,823
Exchange-traded or centrally cleared financial derivative instruments	4,139
Over the counter financial derivative instruments	(60)
Foreign currency assets and liabilities	(12,139)

Net Change in Unrealized Appreciation (Depreciation)	254,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$247,899

* Foreign tax withholdings - Interest	$2
** Foreign tax withholdings - Dividends	$20

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2020	15

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$74,838		$93,759
Net realized gain (loss)	(81,702)		(31,310)
Net change in unrealized appreciation (depreciation)	254,763		(192,352)

Net Increase (Decrease) in Net Assets Resulting from Operations	247,899		(129,903)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(64,565)		(121,644)
Class A-2	(301)		(150	)(a)
Class A-3	(0	)(b)	N/A
Class A-4	(3,358)		(5,519)

Total Distributions to Common Shareholders(c)	(68,224)		(127,313)

Common Share Transactions:*

Net proceeds from at-the-market offering	272,587		796,946
Issued as reinvestment of distributions	16,152		26,786
Cost of shares repurchased	(187,415)		(145,055)
Net increase (decrease) resulting from common share transactions	101,324		678,677

Total Increase (Decrease) in Net Assets	280,999		421,461

Net Assets:

Beginning of period	1,378,278		956,817
End of period	$1,659,277		$1,378,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of Class A-2 was October 28th, 2019.
(b)	Inception date of Class A-3 was November 9th, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares , in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$247,899

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(923,987)
Proceeds from sales of long-term securities	580,249
(Purchases) Proceeds from sales of short-term portfolio investments, net	(128,773)
(Increase) decrease in deposits with counterparty	(19,477)
(Increase) decrease in receivable for investments sold	99,442
(Increase) decrease in interest and/or dividends receivable	(4,556)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,016
Proceeds from (Payments on) over the counter financial derivative instruments	(13,379)
Increase (decrease) in payable for investments purchased	(16,892)
Increase (decrease) in payable for unfunded loan commitments	(5,375)
Increase (decrease) in deposits from counterparty	10,861
Increase (decrease) in accrued management fees	1,120
Increase (decrease) in accrued servicing fees	22
Proceeds from (Payments on) foreign currency transactions	675
Increase (decrease) in other liabilities	2
Net Realized (Gain) Loss
Investments in securities	66,995
Exchange-traded or centrally cleared financial derivative instruments	1,931
Over the counter financial derivative instruments	14,469
Foreign currency	(1,693)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(262,823)
Exchange-traded or centrally cleared financial derivative instruments	(4,139)
Over the counter financial derivative instruments	60
Foreign currency assets and liabilities	12,139
Net amortization (accretion) on investments	(11,134)
Net Cash Provided by (Used for) Operating Activities	(354,348)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	271,933
Payments on shares repurchased	(187,415)
Cash distributions paid*	(49,228)
Proceeds from reverse repurchase agreements	3,279,157
Payments on reverse repurchase agreements	(2,992,238)
Net Cash Received from (Used for) Financing Activities	322,209

Net Increase (Decrease) in Cash and Foreign Currency	(32,139)

Cash and Foreign Currency:

Beginning of period	34,228
End of period	$2,089
* Reinvestment of distributions	$16,152

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$5,791
Non Cash Payment in Kind	$2,188

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2020	17

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 182.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.0%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$6,354	$6,211

Al Convoy (Luxembourg) SARL
4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		153	153

American Tire Distributors, Inc.
TBD% due 09/02/2024		3,790	3,638

Banijay Entertainment S.A.S
3.903% (LIBOR03M + 3.750%) due 03/01/2025 ~		31	31

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~		1,000	1,000

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		17,341	17,049
4.647% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,146	3,156

Carnival Corp.
7.500% (EUR003M + 7.500%) due 06/30/2025 ~	EUR	2,587	3,250
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$1,692	1,752

Cornerstone Building Brands, Inc.
3.904% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	39

Cornwallis Corp.
7.460% due 12/01/2021 «		133	139

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		1,194	1,215

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,531	9,059

DTEK Holdings Ltd.
TBD% due 08/01/2026 «	EUR	2,117	1,404

DTEK Investments Ltd.
5.750% (LIBOR03M + 5.000%) due 06/30/2023 «~		$5,846	3,174

Emerald TopCo, Inc.
3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~		178	176

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		51,167	42,959

EyeCare Partners LLC
3.750% - 3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~		119	116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Forest Park
5.780% due 12/11/2024 «		$540	$594

Hyatt Place
5.750% (LIBOR03M + 4.000%) due 06/03/2026 «~		35,000	33,778

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		107	106

Innophos, Inc.
3.647% (LIBOR03M + 3.500%) due 02/07/2027 «~		46	46

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~		188	192
8.000% (PRIME + 4.750%) due 11/27/2023 ~		200	203

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		40	40

KIK Custom Products, Inc.
TBD% due 12/17/2026		2,900	2,907

Lealand Finance Company B.V. (1.147% Cash and 3.000% PIK)
4.147% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		2,261	1,545

Lo Duca Bros Realty Co. Westridge LLC
7.420% due 12/01/2021 «		515	536

McDermott Technology Americas, Inc.
TBD% due 06/30/2024 «		171	141

Merrill Lynch Mortgage Investors Trust
8.000% due 06/01/2021 «(m)		28,961	28,720

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~		19	19

Milano Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		2,400	2,406

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		614	676

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		14,516	15,523

Ortho-Clinical Diagnostics S.A.
3.398% (LIBOR03M + 3.250%) due 06/30/2025 ~		6,494	6,415

Otterham Property Finance Designated Activity Co.
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(m)(o)	EUR	33,498	40,105

Pacific Drilling Co. LLC
1.000% due 12/31/2025 µ		$138	138

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Springs Apartments
7.000% due 02/01/2023 «		$1,787	$1,906

PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		94	94

Plainfield Commons LLC
7.330% due 02/01/2022 «		1,955	1,958

Preylock Reitman Santa Cruz Mezz LLC
6.500% due 11/09/2022 «(m)		7,900	7,662

Project Anfora Senior
2.750% (EUR003M + 2.750%) due 10/01/2026 «~(m)(o)	EUR	38,900	46,096

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~		$71	68

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	990	1,209
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~		$791	791

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 «~		22,515	22,684

Sequa Mezzanine Holdings LLC (11.750% Cash and 6.750% PIK)
18.500% (LIBOR03M + 4.000%) due 04/28/2024 ~(d)		19,431	16,978

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		223	224

Starfruit Finco BV
3.153% (LIBOR03M + 3.000%) due 10/01/2025 ~		272	269

Stillwater Development LLC
5.520% due 05/01/2024 «		1,179	1,221

Stillwater Partners LLC
5.520% due 05/01/2024 «		605	626

Summer (BC) Holdco B SARL
4.981% (LIBOR03M + 4.750%) due 12/04/2026 ~		7,057	6,960

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,043	3,681

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~		169	168

Ukraine
5.490% (LIBOR03M + 5.250%) due 06/29/2021 «~		8,210	8,206

Valaris PLC
TBD% due 08/17/2021 «		35	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreens
5.861% due 02/01/2025 «		$1,031	$1,141
5.890% due 03/01/2025 «		1,450	1,596
6.000% due 03/06/2030 «		744	921

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		790	735

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (d)		6,899	3,450

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		7,117	6,978

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		445	443

Total Loan Participations and Assignments (Cost $359,369)			364,711

CORPORATE BONDS & NOTES 52.1%

BANKING & FINANCE 16.0%

Ally Financial, Inc.
8.000% due 11/01/2031 (o)		88	129
8.000% due 11/01/2031		2	3

Ambac LSNI LLC
6.000% due 02/12/2023 •(o)		9,601	9,565

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	823	1,035
3.625% due 09/24/2024		1,864	2,407
8.000% due 01/22/2030 •		2,440	2,949
10.500% due 07/23/2029		2,900	4,397

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,300	387

Barclays PLC
5.875% due 09/15/2024 •(k)(l)(o)	GBP	1,200	1,696
6.375% due 12/15/2025 •(k)(l)		650	963
7.125% due 06/15/2025 •(k)(l)(o)		4,100	6,268
7.250% due 03/15/2023 •(k)(l)(o)		6,585	9,573
7.750% due 09/15/2023 •(k)(l)(o)		$2,410	2,597
7.875% due 09/15/2022 •(k)(l)(o)	GBP	2,000	2,916
8.000% due 06/15/2024 •(k)(l)		$250	279

CBL & Associates LP
4.600% due 10/15/2024 ^(e)		4	2
5.950% due 12/15/2026 ^(e)(o)		10,231	4,070

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	19

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corestate Capital Holding S.A.
3.500% due 04/15/2023 (o)	EUR	5,300	$5,402

Credit Suisse Group AG
7.250% due 09/12/2025 •(k)(l)(o)		$200	225
7.500% due 07/17/2023 •(k)(l)(o)		200	219

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (o)		365	342

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		56	53

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030 (o)		5,300	5,938

Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	5,824

Ford Motor Credit Co. LLC
3.200% due 01/15/2021 (o)		$1,000	1,002
3.350% due 11/01/2022 (o)		300	306
3.470% due 04/05/2021 (o)		400	401

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (o)		471	494

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (o)		300	358

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025 (o)		3,400	3,687

HSBC Holdings PLC
4.750% due 07/04/2029 •(k)(l)	EUR	300	410
5.875% due 09/28/2026 •(k)(l)(o)	GBP	1,600	2,412
6.000% due 09/29/2023 •(k)(l)	EUR	570	765
6.500% due 03/23/2028 •(k)(l)(o)		$340	382

Hunt Cos., Inc.
6.250% due 02/15/2026		14	14

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	853	1,183

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		$71	70

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(l)(o)		1,910	2,201
7.625% due 06/27/2023 •(k)(l)(o)	GBP	200	302
7.875% due 06/27/2029 •(k)(l)(o)		10,084	17,098

Natwest Group PLC
8.000% due 08/10/2025 •(k)(l)(o)		$6,325	7,383

Navient Corp.
5.625% due 01/25/2025 (o)		139	133
6.150% due 03/10/2021 (o)		600	600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 07/26/2021 (o)		$200	$205
7.250% due 09/25/2023 (o)		9,526	10,458

Piper Jaffray Cos.
4.740% due 10/15/2021 (o)		800	802
5.200% due 10/15/2023 (o)		2,900	2,900

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)(l)(o)	GBP	11,766	17,526

Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)(o)		$200	225
7.375% due 10/04/2023 •(k)(l)(o)		700	756

Spirit Realty LP
3.400% due 01/15/2030 (o)		100	109

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)(o)	EUR	24,017	38,979

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (h)		$102,200	29,580

TP ICAP PLC
5.250% due 05/29/2026	GBP	100	155

Trust Fibra Uno
6.390% due 01/15/2050 (o)		$500	587

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	7,826	11,144
7.395% due 03/28/2024		2,181	3,043

Uniti Group LP
7.875% due 02/15/2025 (o)		$31,779	34,186

Voyager Aviation Holdings LLC
9.000% due 08/15/2021 (o)		13,205	7,494

			264,589

INDUSTRIALS 27.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (o)	GBP	8,893	12,184

Adevinta ASA
3.000% due 11/15/2027	EUR	1,000	1,267

Aker BP ASA
3.750% due 01/15/2030 (o)		$175	184

Altice Financing S.A.
7.500% due 05/15/2026 (o)		7,450	7,871

Associated Materials LLC
9.000% due 09/01/2025 (o)		6,332	6,728

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)(o)		148	114

Boeing Co.
5.150% due 05/01/2030 (o)		1,535	1,860
5.705% due 05/01/2040 (o)		2,172	2,814
5.805% due 05/01/2050 (o)		2,179	3,010
5.930% due 05/01/2060 (o)		3,679	5,219

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier, Inc.
5.750% due 03/15/2022 (o)	$100	$102
6.000% due 10/15/2022 (o)	12,170	11,977
6.125% due 01/15/2023 (o)	7,183	7,029
7.500% due 12/01/2024 (o)	2,678	2,576
7.500% due 03/15/2025 (o)	3,513	3,263
7.875% due 04/15/2027 (o)	4,227	3,893
8.750% due 12/01/2021 (o)	122	127

BRF S.A.
5.750% due 09/21/2050 (o)	1,000	1,114

Cablevision Lightpath LLC
3.875% due 09/15/2027 (o)	1,000	1,008
5.625% due 09/15/2028 (o)	1,000	1,048

CCO Holdings LLC
4.500% due 08/15/2030 (o)	339	360
4.750% due 03/01/2030 (o)	326	352

Charter Communications Operating LLC
4.800% due 03/01/2050 (o)	402	480

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (o)	371	377

Community Health Systems, Inc.
5.625% due 03/15/2027 (o)	14,000	15,071
6.000% due 01/15/2029	2,950	3,190
6.625% due 02/15/2025 (o)	2,586	2,727
8.000% due 03/15/2026 (o)	5,637	6,080
8.625% due 01/15/2024 (o)	5,585	5,833

Connect Finco SARL
6.750% due 10/01/2026 (o)	104	112

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025 (o)	126	127

Corning, Inc.
5.450% due 11/15/2079 (o)	141	194

Dell International LLC
6.200% due 07/15/2030 (o)	100	130

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024 (o)	367	376

Delta Air Lines, Inc.
7.000% due 05/01/2025 (o)	8,600	9,935
7.375% due 01/15/2026 (o)	3,788	4,330

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (o)	1,248	1,285

Energy Transfer Operating LP
3.750% due 05/15/2030 (o)	164	177
5.000% due 05/15/2050 (o)	149	161

Envision Healthcare Corp.
8.750% due 10/15/2026 (o)	2,557	1,614

Exela Intermediate LLC
10.000% due 07/15/2023	13	4

Expedia Group, Inc.
4.625% due 08/01/2027 (o)	1,800	2,013
6.250% due 05/01/2025 (o)	4,500	5,218
7.000% due 05/01/2025 (o)	2,100	2,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (o)		$1,150	$1,184
6.875% due 03/01/2026 (o)		768	802
6.875% due 10/15/2027 (o)		5,300	5,757

Fresh Market, Inc.
9.750% due 05/01/2023		50	52

Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,050	5,711

Full House Resorts, Inc.
8.575% due 02/02/2024		$9,800	9,448
9.738% due 02/02/2024		828	798

Gap, Inc.
8.375% due 05/15/2023 (o)		1,500	1,703
8.625% due 05/15/2025 (o)		6,900	7,706
8.875% due 05/15/2027 (o)		3,600	4,180

General Electric Co.
5.875% due 01/14/2038 (o)		22	30
6.150% due 08/07/2037 (o)		73	101
6.875% due 01/10/2039 (o)		21	31

Greene King Finance PLC
2.123% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	201

HollyFrontier Corp.
4.500% due 10/01/2030		$2,947	3,117

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)(o)		503	555

Innophos Holdings, Inc.
9.375% due 02/15/2028 (o)		248	272

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)(o)		200	55

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(o)		32,944	22,402
8.000% due 02/15/2024 (o)		658	675
8.500% due 10/15/2024 ^(e)(o)		23,492	16,853
9.750% due 07/15/2025 ^(e)(o)		3,268	2,358

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(o)		12,151	608

Jaguar Land Rover Automotive PLC
5.875% due 01/15/2028 (o)		8,700	8,801

Kraft Heinz Foods Co.
5.500% due 06/01/2050 (o)		3,212	4,056

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (o)		600	615

L Brands, Inc.
6.625% due 10/01/2030 (o)		2,300	2,563
9.375% due 07/01/2025 (o)		1,800	2,216

Leviathan Bond Ltd.
5.750% due 06/30/2023 (o)		1,800	1,926

Marriott International, Inc.
4.625% due 06/15/2030 (o)		90	106

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (o)		200	208

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCL Corp. Ltd.
3.625% due 12/15/2024 (o)		$140	$133
10.250% due 02/01/2026 (o)		9,600	11,256
12.250% due 05/15/2024 (o)		7,980	9,586

Netflix, Inc.
3.625% due 06/15/2030 (o)	EUR	300	418
3.875% due 11/15/2029 (o)		905	1,281
4.625% due 05/15/2029 (o)		300	445
5.375% due 11/15/2029 (o)		$86	101

Noble Corp.
15.000% due 02/16/2028 «		95	95

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(e)		486	196

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)(o)	EUR	2,360	2,876

Occidental Petroleum Corp.
1.671% (US0003M + 1.450%) due 08/15/2022 ~(o)		$4,100	4,020

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025 (o)		386	412

Pacific Drilling SA
8.375% due 10/01/2023 ^(e)(o)		794	212

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		440	18
6.000% due 05/16/2024 ^(e)		650	26
6.000% due 11/15/2026 ^(e)		430	17

Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	3,900	4,496
5.350% due 02/12/2028 (o)		$1,158	1,144
5.950% due 01/28/2031 (o)		9,630	9,623
6.350% due 02/12/2048 (o)		154	140
6.490% due 01/23/2027 (o)		130	137
6.500% due 03/13/2027 (o)		5,433	5,731
6.500% due 01/23/2029 (o)		998	1,033
6.625% due 06/15/2035		3,700	3,669
6.750% due 09/21/2047 (o)		394	370
6.840% due 01/23/2030 (o)		12,510	13,117
6.950% due 01/28/2060 (o)		1,062	999
7.690% due 01/23/2050 (o)		190	192

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	400	494
6.875% due 06/15/2023 (o)		3,880	4,796

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		$3,900	4,150

Prosus NV
2.031% due 08/03/2032 (o)	EUR	500	637

Rite Aid Corp.
8.000% due 11/15/2026		$2,300	2,463

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023 (o)		1,100	1,195
10.875% due 06/01/2023 (o)		4,500	5,129
11.500% due 06/01/2025 (o)		6,600	7,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabre GLBL, Inc.
7.375% due 09/01/2025 (o)		$2,700	$2,934

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025 (o)		400	433

Southwest Airlines Co.
5.125% due 06/15/2027 (o)		2,500	2,976

Spirit AeroSystems, Inc.
1.017% (US0003M + 0.800%) due 06/15/2021 ~		100	99

Staples, Inc.
7.500% due 04/15/2026		18	19

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (o)		700	700

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023 (o)	EUR	400	473
2.800% due 07/21/2023 (o)		$2,251	2,233
6.000% due 01/31/2025	EUR	200	266

Topaz Solar Farms LLC
4.875% due 09/30/2039 (o)		$3,273	3,576
5.750% due 09/30/2039 (o)		30,249	34,770

TransDigm, Inc.
5.500% due 11/15/2027		88	93

Transocean Pontus Ltd.
6.125% due 08/01/2025 (o)		108	103

Transocean, Inc.
7.250% due 11/01/2025		346	178
7.500% due 01/15/2026		190	88
8.000% due 02/01/2027		254	123

TripAdvisor, Inc.
7.000% due 07/15/2025 (o)		4,300	4,652

Triumph Group, Inc.
5.250% due 06/01/2022		97	93
6.250% due 09/15/2024 (o)		137	136
8.875% due 06/01/2024 (o)		2,700	2,968

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (o)		113	125

Univision Communications, Inc.
5.125% due 02/15/2025 (o)		890	898
6.625% due 06/01/2027 (o)		523	563
9.500% due 05/01/2025 (o)		900	1,006

Valaris PLC
5.750% due 10/01/2044 (e)		257	11
7.750% due 02/01/2026 ^(e)		32	1

Vale Overseas Ltd.
6.875% due 11/21/2036 (o)		781	1,147
6.875% due 11/10/2039 (o)		275	410

ViaSat, Inc.
6.500% due 07/15/2028 (o)		1,300	1,409

Viking Cruises Ltd.
13.000% due 05/15/2025 (o)		12,500	14,961

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		$90	$88
6.250% due 02/01/2050		60	66

Windstream Escrow LLC
7.750% due 08/15/2028 (o)		21,362	21,552

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (o)		90	92
4.625% due 03/01/2030 (o)		87	92
5.650% due 04/01/2024		12	13
6.625% due 07/31/2026 (o)		3,100	3,553

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028 (o)		3,000	3,123

Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		400	409
5.500% due 01/15/2026 (o)		200	208
5.625% due 08/26/2028 (o)		2,200	2,310

YPF S.A.
38.259% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	12,950	89

Zayo Group Holdings, Inc.
6.125% due 03/01/2028 (o)		$153	162

			448,469

UTILITIES 9.1%

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030 (o)		200	213

CenturyLink, Inc.
4.000% due 02/15/2027 (o)		122	126

DTEK Finance PLC
10.750% due 12/31/2024 ^(e)		434	277

Edison International
5.750% due 06/15/2027 (o)		78	93

FEL Energy SARL
5.750% due 12/01/2040		6,400	6,823

Frontier Communications Corp.
5.000% due 05/01/2028		9,200	9,608
6.750% due 05/01/2029		2,700	2,894

Genesis Energy LP
8.000% due 01/15/2027		3,100	3,092

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(o)		204	196
6.350% due 12/01/2021 ^		18	17

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(o)		5,346	5,066

Pacific Gas & Electric Co.
3.150% due 01/01/2026 (o)		100	107
3.300% due 03/15/2027 (o)		3,661	3,923
3.300% due 12/01/2027 (o)		1,400	1,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 08/15/2024 (o)		$539	$574
3.450% due 07/01/2025 (o)		3,852	4,177
3.500% due 06/15/2025 (o)		1,753	1,897
3.750% due 02/15/2024 (o)		265	283
3.750% due 07/01/2028 (o)		3,852	4,211
3.750% due 08/15/2042		26	26
4.000% due 12/01/2046		4	4
4.250% due 08/01/2023 (o)		1,642	1,764
4.250% due 03/15/2046 (o)		2,555	2,749
4.300% due 03/15/2045		34	36
4.450% due 04/15/2042 (o)		900	976
4.500% due 07/01/2040 (o)		5,139	5,744
4.500% due 12/15/2041 (o)		368	385
4.550% due 07/01/2030 (o)		9,178	10,464
4.600% due 06/15/2043		20	22
4.650% due 08/01/2028 (o)		1,277	1,460
4.750% due 02/15/2044 (o)		1,659	1,868
4.950% due 07/01/2050 (o)		10,875	12,970

Petrobras Global Finance BV
6.750% due 01/27/2041		5,644	7,023
6.750% due 06/03/2050		18,422	22,912
6.850% due 06/05/2115		7,367	9,201
7.250% due 03/17/2044		592	765

Rio Oil Finance Trust
8.200% due 04/06/2028 (o)		6,542	7,376
9.250% due 07/06/2024 (o)		3,809	4,228

Southern California Edison Co.
2.850% due 08/01/2029 (o)		30	33
3.650% due 02/01/2050 (o)		60	68
5.950% due 02/01/2038 (o)		100	136

Sprint Corp.
7.125% due 06/15/2024 (o)		600	702
7.625% due 02/15/2025 (o)		7,612	9,117
7.625% due 03/01/2026 (o)		4,832	6,005

Talen Energy Supply LLC
6.625% due 01/15/2028		46	48

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (o)		148	135

			151,291

Total Corporate Bonds & Notes (Cost $823,783)			864,349

CONVERTIBLE BONDS & NOTES 1.6%

BANKING & FINANCE 0.2%

Corestate Capital Holding S.A.
1.375% due 11/28/2022	EUR	3,000	2,928

INDUSTRIALS 1.4%

Multiplan Corp.
6.000% due 10/15/2027 «(o)		$10,600	10,203

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCL Corp. Ltd.
6.000% due 05/15/2024 (o)	$4,000	$8,411

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023 (o)	3,200	4,270

		22,884

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(e)	16	2

Total Convertible Bonds & Notes (Cost $20,337)		25,814

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	5	5

		17

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	120	120

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	1,200	130

Total Municipal Bonds & Notes (Cost $228)		267

U.S. GOVERNMENT AGENCIES 2.4%

Freddie Mac
0.000% due 02/25/2046 (b)(h)(o)	9,401	9,101
0.100% due 02/25/2046 (a)(o)	10,219	0
0.100% due 02/25/2046 (a)	19,701	2
0.700% due 11/25/2055 ~(a)(o)	65,263	4,657
2.011% due 11/25/2045 ~(a)	24,637	2,896
3.909% due 07/15/2035 •(o)	10,325	10,501
4.659% due 07/15/2035 •(o)	11,800	12,075
6.491% due 08/15/2026 •(a)	2,857	320

Total U.S. Government Agencies (Cost $39,534)		39,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 43.1%

245 Park Avenue Trust
3.657% due 06/05/2037 ~(o)	$4,532	$4,368

280 Park Avenue Mortgage Trust
2.986% due 09/15/2034 •(o)	11,733	11,267

Adjustable Rate Mortgage Trust
0.688% due 02/25/2036 •	50	36
1.148% due 10/25/2035 •	2,543	2,395
1.168% due 11/25/2035 •	446	376
1.298% due 01/25/2035 •(o)	3,338	3,153
1.948% due 02/25/2035 •	1,808	1,710

Anthracite Ltd.
5.678% due 06/20/2041	6,731	646

Ashford Hospitality Trust
1.609% due 06/15/2035 •(o)	10,000	9,508
2.009% due 06/15/2035 •(o)	3,000	2,809
2.259% due 04/15/2035 •(o)	2,000	1,839
2.909% due 06/15/2035 •(o)	2,750	2,508

Atrium Hotel Portfolio Trust
1.809% due 12/15/2036 •(o)	8,800	7,793
3.559% due 06/15/2035 •	4,250	3,745

BAMLL Commercial Mortgage Securities Trust
2.553% due 03/15/2037 •(o)	3,000	2,633

BAMLL Re-REMIC Trust
5.876% due 06/17/2050 ~(o)	3,000	1,415

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	641	663

Banc of America Funding Trust
0.300% due 10/25/2036 •	17,355	6,015
0.359% due 08/25/2047 ^~	1,968	1,657
6.000% due 07/25/2036 (o)	814	772
9.596% due 02/27/2037 ~(o)	2,520	2,505

Banc of America Mortgage Trust
3.523% due 06/25/2034 ~	257	216
3.614% due 07/20/2032 ~	149	144

Bancorp Commercial Mortgage Trust
3.909% due 08/15/2032 •(o)	4,100	3,922

Barclays Commercial Mortgage Securities Trust
2.550% due 07/15/2037 •(o)	5,581	5,082

BCAP LLC Trust
0.316% due 05/26/2037 ~	2,334	1,820
3.233% due 08/28/2037 ~(o)	10,944	7,566
6.500% due 06/26/2037 ~	2,152	1,001

Bear Stearns Commercial Mortgage Securities Trust
5.300% due 05/11/2039 ~	2,648	2,674
5.656% due 10/12/2041 ~	748	766

BHP Trust
2.727% due 08/15/2036 •	5,600	5,359

Braemar Hotels & Resorts Trust
1.409% due 06/15/2035 •(o)	3,375	3,107

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BX Trust
3.309% due 07/15/2034 •(o)	$10,617	$10,528

CD Mortgage Trust
5.688% due 10/15/2048 (o)	4,307	2,391

Chase Mortgage Finance Trust
3.647% due 03/25/2037 ^~	68	67

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.518% due 01/25/2036 •	4,600	2,830

Citigroup Commercial Mortgage Trust
5.409% due 12/10/2049 ~	1,490	829
5.482% due 10/15/2049 (o)	6,501	5,690

Citigroup Mortgage Loan Trust
2.621% due 11/25/2036 ~	660	549
3.970% due 07/25/2049 ~(o)	3,750	3,826
4.250% due 02/25/2054 (o)	13,555	14,171
6.000% due 08/25/2035	3,170	2,700

Citigroup Mortgage Loan Trust, Inc.
3.007% due 08/25/2035 ~	3,329	3,098

Commercial Mortgage Loan Trust
6.055% due 12/10/2049 ~(o)	8,152	3,479

Commercial Mortgage Trust
1.230% due 10/10/2048 ~(a)	28,636	1,430
5.515% due 06/10/2044 ~(o)	2,419	2,418

Countrywide Alternative Loan Trust
0.338% due 07/25/2046 ^•(o)	2,386	2,242
0.358% due 05/25/2047 •(o)	6,221	4,126
0.388% due 12/25/2046 ^•	490	322
0.398% due 10/25/2046 •(o)	557	551
0.542% due 12/20/2035 •	1,056	492
6.870% due 02/25/2035 ~	388	146

Countrywide Home Loan Mortgage Pass-Through Trust
0.848% due 05/25/2035 •(o)	5,212	3,208
0.848% due 05/25/2035 •	4,527	2,903
3.035% due 09/20/2036 ~	150	140

Credit Suisse Commercial Mortgage Trust
5.457% due 02/15/2040 ~	12,379	1,807
5.634% due 01/15/2049 ^~(e)	2,500	3,564
5.634% due 01/15/2049 ~	8,570	11,023
5.859% due 09/15/2040 ~	122	297

Credit Suisse First Boston Mortgage Securities Corp.
3.043% due 12/25/2033 ~	589	568
4.981% due 07/15/2037 ~	64	63
5.100% due 08/15/2038 ~(o)	1,437	1,362

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032	1,017	763

Credit Suisse Mortgage Capital Certificates
0.300% due 10/27/2036 •(o)	18,683	14,217
0.649% due 11/30/2037 ~(o)	4,400	4,050
3.217% due 11/27/2037 ~(o)	5,448	5,251
15.873% due 06/27/2037 ~	839	516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		$568	$281

Credit Suisse Mortgage Capital Trust
3.196% due 07/10/2034 ~(o)		10,209	10,178

CTDL Trust
4.750% due 05/25/2055 ~(o)		894	911

DBWF Mortgage Trust
2.552% due 12/19/2030 •(o)		5,000	4,822

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.404% due 09/28/2036 ~(o)		5,063	4,398

Dilosk RMBS DAC
2.718% due 12/20/2057 •	EUR	3,890	4,748

Dssv SARL
3.000% due 10/15/2024 «•(o)		44,913	54,045

European Residential Loan Securitisation DAC
1.926% due 03/24/2063 •		500	586
2.926% due 03/24/2063 •		1,100	1,245

Eurosail PLC
0.294% due 03/13/2045 •		250	259
0.843% due 12/15/2044 •(o)	GBP	4,614	5,499
1.391% due 06/13/2045 •(o)		5,421	6,280
3.541% (BP0003M + 3.500%) due 06/13/2045 ~(o)		2,165	2,801
4.041% due 06/13/2045 •		1,781	2,202

Exantas Capital Corp.
3.653% due 04/17/2037 •(o)		$4,990	5,021
4.053% due 04/17/2037 •(o)		4,990	5,012
4.403% due 04/17/2037 •(o)		4,990	5,012
5.653% due 04/17/2037 •(o)		2,994	3,013

Finsbury Square PLC
3.570% due 06/16/2070 •(o)	GBP	1,800	2,508
5.500% due 06/16/2070 •		1,000	1,424

Fremont Home Loan Trust
2.248% due 01/25/2034 •		$1,883	1,715

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	5,804	6,133

GCAT LLC
3.721% due 06/25/2025 þ(o)		$20,554	20,637

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038 (o)		1,407	1,569

GMAC Commercial Mortgage Securities, Inc. Trust
5.349% due 11/10/2045 ~		540	525

GS Mortgage Securities Corp. Trust
1.809% due 12/15/2036 •(o)		4,315	4,034
4.591% due 10/10/2032 ~(o)		5,820	5,300

GS Mortgage Securities Trust
0.000% due 07/25/2059 (b)(h)		111	111
0.000% due 07/25/2059 ~(a)		65,930	752
0.090% due 07/25/2059 ~(a)		60,363	244
3.851% due 07/25/2059 ~(o)		8,719	7,420

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.851% due 07/25/2059 ~		$1,081	$988
5.622% due 11/10/2039		2,132	746

GSMSC Resecuritization Trust
4.020% due 09/26/2037 ~(o)		36,616	17,157

HarborView Mortgage Loan Trust
0.392% due 12/19/2036 ^•(o)		3,964	3,796
0.812% due 03/19/2035 •(o)		2,932	2,003

Hawksmoor Mortgage Funding PLC
3.554% due 05/25/2053 •	GBP	3,166	4,269

Hilton Orlando Trust
1.459% due 12/15/2034 •(o)		$5,300	5,054

Hilton USA Trust
4.194% due 11/05/2038 ~(o)		2,300	2,447

Homeward Opportunities Fund Trust
5.450% due 05/25/2065 ~(o)		6,600	6,926

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (o)		7,931	4,329

InTown Hotel Portfolio Trust
2.209% due 01/15/2033 •(o)		1,069	1,042
3.259% due 01/15/2033 •		250	246

J.P. Morgan Chase Commercial Mortgage Securities Trust
3.756% due 01/05/2031 ~		6,050	5,909
3.756% due 01/05/2031 ~(o)		3,400	3,180

JPMorgan Chase Commercial Mortgage Securities Trust
2.410% due 06/15/2035 •(o)		3,576	3,408
3.500% due 07/15/2047 ~		10,000	1,692
5.353% due 01/15/2049 ~		13,762	2,117
5.623% due 05/12/2045		1,123	1,019
5.855% due 06/12/2043 ~		2,069	2,075
5.876% due 06/15/2049 ~(o)		15,741	6,999
5.885% due 06/12/2043 ~		3,175	1,957

JPMorgan Mortgage Trust
2.876% due 06/25/2036 ^~		12	10

JPMorgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)		8,418	2,370

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		400	47,283

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(o)		6,213	3,386
6.274% due 04/15/2041 ~(o)		4,768	4,801

Mansard Mortgages PLC
3.546% due 10/15/2048 •	GBP	2,955	3,882

MASTR Adjustable Rate Mortgages Trust
3.286% due 04/25/2035 ~		$1,164	903

Merrill Lynch Mortgage Investors Trust
0.883% due 07/25/2029 •		818	778

MF1 Ltd.
3.159% due 07/15/2035 •(o)		11,000	11,017

MFA Trust
3.071% due 08/25/2049 ~(o)		1,185	1,196
4.978% due 08/25/2049 ~(o)		6,143	6,221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
1.659% due 05/15/2036 •(o)		$4,500	$4,104
2.500% due 07/15/2053 (o)		1,499	1,346
5.335% due 11/14/2042 ~		7,500	5,966
6.014% due 06/11/2042 ~(o)		13,633	13,714
6.014% due 06/11/2042 ~		1,642	1,648
6.195% due 08/12/2041 ~		260	235

Morgan Stanley Resecuritization Trust
3.534% due 06/26/2046 ~(o)		7,818	6,414

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		75	73

Mortgage Funding PLC
3.241% due 03/13/2046 •(o)	GBP	1,700	2,356

Motel 6 Trust
7.085% due 08/15/2024 •		$670	624

Natixis Commercial Mortgage Securities Trust
3.159% due 11/15/2034 •(o)		1,826	1,682
3.790% due 11/15/2032 ~		2,700	2,657
4.058% due 04/10/2037 ~(o)		9,000	8,578
4.159% due 11/15/2034 •		792	679

Nomura Resecuritization Trust
2.480% due 10/26/2036 •(o)		13,447	12,783
4.654% due 07/26/2035 ~		268	252

RBSSP Resecuritization Trust
0.850% due 10/26/2037 •		2,583	759

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		205	201

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,918	1,097

Residential Mortgage Securities PLC
4.354% due 06/20/2070 •	GBP	4,150	5,761

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~(o)		$5,400	5,423
5.236% due 11/25/2059 ~		10,297	5,240

Sequoia Mortgage Trust
0.817% due 10/20/2035 •		104	97
1.097% due 10/20/2035 •		251	226
1.127% due 07/20/2033 •		91	86
1.607% due 12/20/2032 •		296	256

Structured Adjustable Rate Mortgage Loan Trust
0.678% due 12/25/2034 •		2,094	1,485
0.798% due 10/25/2035 •(o)		5,181	4,664

Structured Asset Mortgage Investments Trust
0.358% due 09/25/2047 ^•(o)		2,760	2,916

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(o)		5,000	2,595

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 10/28/2050 •	EUR	30,946	21,431
0.000% due 12/28/2050 •		12,100	12,431

Towd Point Mortgage Funding PLC
3.055% due 02/20/2054 •	GBP	4,540	6,228

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(o)		$1,494	$1,453

WaMu Mortgage Pass-Through Certificates Trust
1.048% due 04/25/2045 •(o)		13,246	10,128
1.153% due 07/25/2045 •		12,188	8,073
1.379% due 05/25/2047 •		2,202	838
2.003% due 08/25/2046 •(o)		9,939	8,357
3.634% due 05/25/2035 ~		509	315

Wells Fargo Mortgage-Backed Securities Trust
3.006% due 08/25/2035 ~		1,327	954

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(o)		13,000	12,533

Total Non-Agency Mortgage-Backed Securities (Cost $708,594)			715,636

ASSET-BACKED SECURITIES 39.6%

510 Loan Acquisition Trust
5.107% due 09/25/2060 «þ		7,300	7,291

Acacia CDO 5 Ltd.
1.298% due 11/08/2039 •		29,250	13,833

Accredited Mortgage Loan Trust
0.438% due 02/25/2037 •(o)		5,235	3,673
6.000% due 10/25/2034 þ		1,863	1,719

ACE Securities Corp. Home Equity Loan Trust
0.428% due 04/25/2036 •(o)		7,286	5,959
0.793% due 12/25/2035 •(o)		2,749	2,377
1.108% due 08/25/2035 •		3,463	1,953
1.423% due 02/25/2035 •(o)		13,736	12,299

Aegis Asset-Backed Securities Trust
1.848% due 03/25/2035 •		3,100	649

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.298% due 09/25/2034 •		638	627

Alkali Europe SARL
3.800% due 07/15/2022 «•(o)	EUR	33,311	40,287

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.908% due 02/25/2036 •		$248	227

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,250	1,559

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	15,015

Banco Bilbao Vizcaya Argentaria S.A.
0.113% due 03/22/2046 •	EUR	792	607

Bear Stearns Asset-Backed Securities Trust
0.348% due 08/25/2035 •(o)		$9,672	9,804
0.798% due 08/25/2036 •(o)		3,643	2,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Belle Haven ABS CDO Ltd.
0.526% due 07/05/2046 •		$96,561	$262

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	1,084

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		6,994	6,532

Cardiff Auto Receivables Securitisation
2.300% due 09/16/2025 •(o)	GBP	1,700	2,289

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		$2,900	1,568

CDC Mortgage Capital Trust
2.698% due 06/25/2034 •		659	628

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	9,177

Citigroup Mortgage Loan Trust
1.048% due 11/25/2045 •		2,756	1,973

Citigroup Mortgage Loan Trust, Inc.
1.288% due 02/25/2035 •		212	210

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,735	1,699
8.260% due 12/01/2030 ~		15,974	6,561
8.850% due 12/01/2030 ~		19,044	6,560

Consumer Loan Underlying Bond Certificate Issuer Trust
24.765% due 10/15/2043 «~		4,090	3,854
25.625% due 12/15/2043 «~		5,259	4,929

Coronado CDO Ltd.
1.731% due 09/04/2038 •		2,091	1,187
6.000% due 09/04/2038		299	242

Countrywide Asset-Backed Certificates
0.583% due 01/25/2045 ^•(o)		3,400	3,062
0.628% due 02/25/2037 ^•		2,700	2,361
0.778% due 06/25/2036 •(o)		3,786	3,100
0.808% due 06/25/2036 •		2,044	2,038
0.883% due 04/25/2036 •		2,000	1,441
1.108% due 02/25/2036 •		2,390	1,590
1.408% due 01/25/2036 •		3,322	2,725

Countrywide Asset-Backed Certificates Trust
2.023% due 10/25/2035 •(o)		11,673	10,188
2.248% due 08/25/2035 •		3,372	2,416

Countrywide Asset-Backed Certificates Trust, Inc.
2.323% due 07/25/2034 •		132	132

Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 þ		978	846

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ		1,800	1,975
6.767% due 05/25/2035 þ		2,244	1,841

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(o)		2,505	1,956

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (h)(o)		1,634	1,029

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECAF Ltd.
3.473% due 06/15/2040 (o)		$6,540	$6,157

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		20	1,712
0.000% due 12/15/2025 «(h)		33	4,730
0.000% due 12/15/2027 «(h)		20	7,487

Fremont Home Loan Trust
0.628% due 02/25/2036 •(o)		9,804	6,778

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		153	132

Groupe Novasep
11.000% due 03/21/2022 «(m)		1,776	1,468

GSAMP Trust
0.448% due 06/25/2036 •(o)		7,084	5,776
0.568% due 05/25/2046 •		2,785	2,417
0.588% due 12/25/2035 •(o)		6,836	4,965
0.928% due 09/25/2035 •(o)		4,094	3,008
1.048% due 07/25/2045 •(o)		1,277	1,018
1.398% due 03/25/2034 ^•(o)		3,762	3,327
1.873% due 08/25/2034 •		1,209	1,225
2.773% due 12/25/2034 •(o)		8,381	6,636

Harley Marine Financing LLC
7.869% due 05/15/2043 «		2,000	1,148

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	1,353

Hout Bay Corp.
1.627% due 07/05/2041 •		$14,214	3,269
1.827% due 07/05/2041 •		8,111	588
1.957% due 07/05/2041 •		3,290	235

Huntington CDO Ltd.
0.749% due 11/05/2040 •		14,654	14,348

JPMorgan Mortgage Acquisition Trust
0.488% due 04/25/2036 •(o)		6,100	4,587
4.830% due 11/25/2036 þ		2,294	2,941

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	31,660

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (o)		7,934	7,618

Lakeside CDO Ltd/Lakeside CDO, Inc.
1.340% due 01/03/2040 •		17,326	7,522
1.340% due 01/04/2040 •		23,182	10,065

LNR CDO Ltd.
0.428% due 02/28/2043 •		2,287	156

Long Beach Mortgage Loan Trust
0.528% due 02/25/2036 •		153	131
1.063% due 08/25/2035 •(o)		1,550	1,347
1.273% due 06/25/2035 •(o)		15,016	12,657
2.023% due 04/25/2035 •(o)		4,334	3,710

M360 Advisors LLC
6.121% due 07/24/2028 (o)		8,350	8,391

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	1,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Margate Funding Ltd.
2.463% due 12/04/2044 •	$41,715	$14,412

Marlette Funding Trust
0.000% due 07/17/2028 «(h)	10	883
0.000% due 04/16/2029 «(h)	12	1,542
0.000% due 07/16/2029 «(h)	4	799
0.000% due 03/15/2030 «(h)	11	3,127

MASTR Asset-Backed Securities Trust
0.763% due 01/25/2036 •(o)	8,856	8,497
5.998% due 12/25/2032 •	440	299

Mercury CDO Ltd.
1.192% due 12/08/2040 •	9,400	8,126

Merrill Lynch Mortgage Investors Trust
1.018% due 05/25/2036 •(o)	7,657	6,256

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •	260	169
0.853% due 11/25/2035 •(o)	5,817	5,023
5.773% due 09/25/2033 •	1,543	1,393

Morgan Stanley Capital, Inc. Trust
0.703% due 01/25/2036 •(o)	4,000	3,450

Morgan Stanley Home Equity Loan Trust
1.213% due 05/25/2035 •(o)	5,569	4,255

N-Star REL CDO Ltd.
0.593% due 02/01/2041 •	1,884	1,329

New Century Home Equity Loan Trust
0.618% due 02/25/2036 •(o)	7,000	5,829

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.763% due 11/25/2035 •(o)	11,586	7,343
1.228% due 09/25/2035 •(o)	3,000	2,493

NovaStar Mortgage Funding Trust
1.033% due 01/25/2036 •(o)	3,929	3,367

Orient Point CDO Ltd.
0.504% due 10/03/2045 •(o)	122,734	49,735

Palisades CDO Ltd.
1.166% due 07/22/2039 •	15,700	6,722

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.618% due 01/25/2035 ^•	1,730	1,423
2.098% due 02/25/2035 •(o)	6,028	5,412

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •	4,200	3,177

Santander Consumer Auto Receivables Trust
0.000% due 08/15/2028 «(h)	30	4,516

Securitized Asset-Backed Receivables LLC Trust
1.123% due 12/25/2034 •(o)	1,173	1,108
1.123% due 04/25/2035 •(o)	2,713	2,126

SG Mortgage Securities Trust
0.508% due 02/25/2036 •(o)	5,358	3,854

Sierra Madre Funding Ltd.
0.533% due 09/07/2039 •	16,404	15,010
0.793% due 09/07/2039 •	16,000	2,160
1.033% due 09/07/2039 •	8,500	1,115

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(h)		$15	$1,732
0.000% due 09/18/2046 «(h)		10	4,712
0.000% due 10/15/2048 «(h)		15	7,145
0.000% due 09/15/2054 «(h)		20,246	34,969

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		75	2,526

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(h)		29	625
0.000% due 09/25/2040 (h)		4,400	1,276

South Coast Funding Ltd.
1.551% due 08/06/2039 •		26,312	11,913
3.751% due 08/06/2039 •		31,057	3

START Ireland
4.089% due 03/15/2044 (o)		2,892	2,828

Structured Asset Securities Corp.
1.348% due 02/25/2035 •		414	390

Structured Asset Securities Corp. Mortgage Loan Trust
0.348% due 06/25/2037 •(o)		3,300	2,376
0.378% due 02/25/2037 •(o)		9,670	9,436
0.388% due 01/25/2037 •(o)		7,800	4,844
0.408% due 05/25/2047 •(o)		10,000	8,300

Summer Street Ltd.
0.475% due 12/06/2045 •		37,071	11,696

Terwin Mortgage Trust
3.805% due 07/25/2036 þ		456	391

Wells Fargo Home Equity Asset-Backed Securities Trust
2.698% due 11/25/2035 •		250	238

Total Asset-Backed Securities (Cost $708,652)			656,180

SOVEREIGN ISSUES 3.1%

Argentina Government International Bond
0.125% due 01/09/2038 þ(o)		16,591	6,849
0.125% due 07/09/2030 þ		1,253	504
0.125% due 07/09/2035 þ		2,035	739
0.125% due 07/09/2041 þ(o)		3,177	1,210
1.000% due 07/09/2029		949	416
1.000% due 08/05/2021 (j)(o)	ARS	95,851	683
15.500% due 10/17/2026 (o)		47,041	112
16.000% due 10/17/2023		868	3
34.109% (BADLARPP) due 10/04/2022 ~(o)		3,184	20
36.174% (BADLARPP + 2.000%) due 04/03/2022 ~(o)		55,100	368

Autonomous City of Buenos Aires Argentina
37.424% (BADLARPP + 3.250%) due 03/29/2024 ~(o)		328,937	1,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
37.981% (BADLARPP + 5.000%) due 01/23/2022 ~(o)	ARS	66,000	$437

Dominican Republic International Bond
4.875% due 09/23/2032		$2,300	2,550
9.750% due 06/05/2026 (o)	DOP	300,400	5,567

Ghana Government International Bond
6.375% due 02/11/2027 (o)		$1,100	1,146
7.875% due 02/11/2035 (o)		1,100	1,135
8.750% due 03/11/2061		400	413

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	2,100	2,640

Provincia de Buenos Aires
34.187% due 05/31/2022 (o)	ARS	32,451	196
36.050% due 04/12/2025 (o)		93,337	466
36.050% due 04/12/2025		25,911	129

Romanian Government International Bond
2.625% due 12/02/2040	EUR	6,700	8,741

South Africa Government International Bond
4.850% due 09/30/2029 (o)		$2,200	2,342
5.750% due 09/30/2049 (o)		1,800	1,810

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	124
5.250% due 03/13/2030 (o)		$2,800	2,816
7.625% due 04/26/2029 (o)		2,400	2,776

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024 (o)		200	217

Ukraine Government International Bond
4.375% due 01/27/2030 (o)	EUR	3,304	3,868
7.750% due 09/01/2026 (o)		$1,400	1,585

Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		650	63
9.250% due 09/15/2027 ^(e)		65	6

Total Sovereign Issues (Cost $59,632)			51,840

		SHARES
COMMON STOCKS 2.7%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		725,704	1,198

iHeartMedia, Inc. ‘A’ (f)		40,383	524

iHeartMedia, Inc. ‘B’ «(f)		542	6

			1,728

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)		1	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%

Associated Materials Group, Inc. «(m)	2,418,841	$16,303

INDUSTRIALS 1.0%

McDermott International Ltd. (f)	57,728	47

Neiman Marcus Group Ltd. LLC «(m)	178,186	16,154

Noble Corp. PLC «(m)	7,113	63

Westmoreland Mining Holdings LLC «(m)	63,729	478

		16,742

UTILITIES 0.6%

TexGen Power LLC «	273,307	9,498

Total Common Stocks (Cost $37,437)		44,271

WARRANTS 1.7%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc. - Exp. 05/01/2039 «	263,015	3,359

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	286,876	0

INFORMATION TECHNOLOGY 1.5%

Windstream Holdings LLC - Exp. 03/24/2021 «	1,366,282	25,037

Total Warrants (Cost $16,301)		28,396

PREFERRED SECURITIES 3.3%

BANKING & FINANCE 2.4%

Banco Santander S.A.
6.250% due 09/11/2021 •(k)(l)(o)	2,500,000	3,133

Nationwide Building Society
10.250% ~(o)	151,500	36,696

		39,829

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 03/15/2021 •(k)	299,000	278

		SHARES	MARKET VALUE (000S)

Sequa Corp. (12.000% PIK)
12.000% «(d)		1,037	$1,481

			1,759

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(k)(m)		484,024	12,998

Total Preferred Securities (Cost $48,077)			54,586

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

Uniti Group, Inc.		544,155	6,383

Total Real Estate Investment Trusts (Cost $3,445)			6,383

SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS (n) 9.8%
			163,216

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (j)(o)	ARS	67,648	466

ARGENTINA TREASURY BILLS 0.0%
1.604% due 03/31/2021 ~		85,000	595
6.817% due 05/21/2021 (h)(i)		18,661	133

			728

U.S. TREASURY BILLS 0.3%
0.090% due 01/07/2021 - 02/25/2021 (g)(h)(q)(s)		$5,280	5,280

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.079% due 02/18/2021 - 03/16/2021 (c)(g)(h)(s)	$1,897	$1,897

Total Short-Term Instruments (Cost $171,672)		171,587

Total Investments in Securities (Cost $2,997,061)		3,023,572

Total Investments 182.2% (Cost $2,997,061)		$3,023,572

Financial Derivative Instruments (p)(r) (0.0)% (Cost or Premiums, net $2,148)		(552)

Other Assets and Liabilities, net (82.2)%		(1,363,743)

Net Assets 100.0%		$1,659,277

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$13,042	$12,998	0.78%
Associated Materials Group, Inc.	08/24/2020	15,360	16,303	0.98
Groupe Novasep 11.000% due 03/21/2022	11/01/2019	1,740	1,468	0.09
Merrill Lynch Mortgage Investors Trust 8.000% due 06/01/2021	10/02/2018 - 11/14/2019	28,989	28,720	1.73
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	16,154	0.98
Noble Corp. PLC	12/23/2020	0	63	0.00
Otterham Property Finance Designated Activity Co. 3.000% due 09/03/2026	09/26/2019	36,551	40,105	2.42
Preylock Reitman Santa Cruz Mezz LLC 6.500% due 11/09/2022	04/09/2018	8,097	7,662	0.46
Project Anfora Senior 2.750% due 10/01/2026	09/30/2019	42,313	46,096	2.78
Westmoreland Mining Holdings LLC	04/09/2018 - 08/31/2018	726	478	0.03

		$152,646	$170,047	10.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	01/04/2021	01/05/2021	$63,400	U.S. Treasury Bonds 1.125% due 08/15/2040	$(64,650)	$63,400	$63,400
	0.110	12/31/2020	01/04/2021	73,000	U.S. Treasury Bonds 3.000% due 05/15/2045	(74,636)	73,000	73,001
FICC	0.000	12/31/2020	01/04/2021	316	U.S. Treasury Bills 0.000% due 12/30/2021	(322)	316	316
NOM	0.100	12/31/2020	01/04/2021	26,500	U.S. Treasury Bonds 3.125% due 05/15/2048	(27,099)	26,500	26,500

Total Repurchase Agreements						$(166,707)	$163,216	$163,217

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	0.924%	11/05/2020	03/05/2021		$	(14,607)	$(14,630)
	0.973	09/29/2020	03/17/2021			(2,389)	(2,396)
	1.203	09/03/2020	03/04/2021			(3,487)	(3,502)
	1.403	09/03/2020	03/04/2021			(3,829)	(3,848)
BPS	(0.200)	12/08/2020	03/08/2021		EUR	(13,934)	(17,020)
	0.050	12/04/2020	03/04/2021			(2,857)	(3,490)
	0.400	10/16/2020	01/18/2021		GBP	(1,041)	(1,425)
	0.400	11/20/2020	TBD	(3)	$	(91)	(92)
	0.490	10/20/2020	02/22/2021			(10,269)	(10,280)
	0.490	10/20/2020	04/21/2021			(1,552)	(1,553)
	0.750	10/07/2020	01/11/2021			(1,097)	(1,100)
	0.750	10/27/2020	03/01/2021			(10,668)	(10,683)
	0.770	10/23/2020	03/26/2021			(5,031)	(5,039)
	0.800	10/20/2020	04/21/2021			(5,689)	(5,698)
	0.890	10/23/2020	03/26/2021			(271)	(271)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.900%	11/20/2020	TBD	(3)	$	(8,643)	$(8,653)
	0.920	10/20/2020	04/21/2021			(3,687)	(3,694)
	0.990	10/20/2020	02/22/2021			(1,160)	(1,163)
	1.250	11/04/2020	02/03/2021			(6,782)	(6,796)
	1.250	11/04/2020	02/05/2021			(1,458)	(1,461)
	1.250	11/04/2020	02/08/2021			(2,379)	(2,384)
	1.353	10/16/2020	04/14/2021			(2,799)	(2,807)
	1.471	02/12/2019	TBD	(3)		(8,422)	(8,440)
BRC	0.550	10/29/2020	02/26/2021			(1,675)	(1,677)
	0.700	11/23/2020	TBD	(3)		(3,722)	(3,726)
	0.750	11/02/2020	03/02/2021			(5,689)	(5,696)
	0.880	08/25/2020	02/22/2021			(11,547)	(11,584)
	0.880	09/03/2020	02/22/2021			(7,138)	(7,159)
	0.900	08/11/2020	TBD	(3)		(2,174)	(2,182)
	1.143	11/09/2020	05/10/2021			(5,130)	(5,139)
	1.146	11/06/2020	05/06/2021			(2,927)	(2,932)
	1.200	11/02/2020	TBD	(3)		(8,915)	(8,933)
	1.205	11/10/2020	02/16/2021			(5,968)	(5,979)
	1.215	07/31/2020	02/01/2021			(8,343)	(8,387)
	1.225	12/04/2020	03/04/2021			(7,758)	(7,766)
	1.226	12/07/2020	03/08/2021			(11,006)	(11,016)
	1.228	12/01/2020	03/01/2021			(4,958)	(4,964)
	1.263	11/06/2020	02/09/2021			(8,008)	(8,024)
	1.306	11/09/2020	02/09/2021			(987)	(989)
	1.365	07/31/2020	02/01/2021			(8,938)	(8,992)
	1.817	07/28/2020	01/28/2021			(2,058)	(2,075)
	1.917	07/28/2020	01/28/2021			(1,269)	(1,280)
BYR	1.403	08/10/2020	03/31/2021			(2,605)	(2,608)
CDC	0.350	11/20/2020	TBD	(3)		(492)	(492)
	0.480	10/21/2020	02/23/2021			(8,373)	(8,381)
	0.480	10/26/2020	03/01/2021			(405)	(405)
	0.480	10/28/2020	02/23/2021			(5,612)	(5,617)
	0.500	10/21/2020	03/23/2021			(2,604)	(2,607)
	0.850	10/21/2020	02/23/2021			(8,787)	(8,802)
CEW	0.664	11/03/2020	02/05/2021			(109)	(109)
	0.857	11/24/2020	02/24/2021			(1,963)	(1,965)
	0.870	10/09/2020	04/07/2021			(8,221)	(8,239)
	0.888	09/09/2020	03/08/2021			(1,933)	(1,938)
	0.925	09/15/2020	03/16/2021			(3,044)	(3,052)
	0.934	10/05/2020	01/06/2021			(6,677)	(6,693)
	0.946	11/06/2020	05/06/2021			(6,052)	(6,061)
	0.954	01/06/2021	04/06/2021			(6,693)	(6,693)
	0.996	10/13/2020	04/16/2021			(6,200)	(6,215)
	1.005	11/12/2020	02/16/2021			(5,374)	(5,382)
	1.075	09/15/2020	03/16/2021			(17,000)	(17,056)
	1.082	09/14/2020	03/15/2021			(10,931)	(10,968)
	1.093	11/09/2020	05/10/2021			(448)	(448)
	1.125	09/23/2020	03/24/2021			(5,825)	(5,843)
	1.132	09/14/2020	03/15/2021			(9,444)	(9,478)
	1.293	11/09/2020	05/10/2021			(4,924)	(4,934)
	1.325	09/23/2020	03/24/2021			(3,939)	(3,954)
CFR	(1.700)	09/15/2020	TBD	(3)	EUR	(1,650)	(2,005)
	0.750	10/28/2020	01/27/2021		$	(483)	(484)
	2.250	10/19/2020	02/23/2021		EUR	(90,888)	(111,557)
	2.250	10/30/2020	02/23/2021			(25,995)	(31,893)
CSG	0.750	10/28/2020	01/27/2021		$	(2,521)	(2,524)
	0.900	10/28/2020	01/26/2021			(752)	(753)
	0.900	10/28/2020	01/27/2021			(392)	(393)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.900%	10/28/2020	01/28/2021		$	(871)	$(872)
	1.150	10/28/2020	01/26/2021			(5,266)	(5,277)
	1.150	10/28/2020	01/28/2021			(21,862)	(21,909)
DBL	(0.180)	11/16/2020	02/16/2021		EUR	(322)	(394)
	(0.100)	10/14/2020	01/14/2021			(455)	(556)
	0.000	10/14/2020	01/14/2021			(2,021)	(2,469)
	0.795	11/16/2020	02/16/2021		GBP	(1,503)	(2,058)
	0.845	11/16/2020	02/16/2021			(1,601)	(2,191)
	0.895	11/16/2020	02/16/2021			(3,535)	(4,840)
FOB	0.450	10/28/2020	01/26/2021		$	(1,696)	(1,698)
	0.550	10/28/2020	01/27/2021			(4,466)	(4,471)
	1.150	10/28/2020	01/28/2021			(276)	(277)
GLM	1.222	11/17/2020	02/16/2021			(22,284)	(22,320)
	1.251	10/02/2020	04/01/2021			(34,541)	(34,654)
	1.253	10/16/2020	04/14/2021			(3,292)	(3,301)
	1.303	10/16/2020	04/14/2021			(775)	(777)
	1.338	09/24/2020	03/24/2021			(33,866)	(33,880)
	1.414	08/25/2020	02/24/2021			(10,089)	(10,141)
GSC	0.840	10/19/2020	01/20/2021			(3,830)	(3,837)
IND	0.470	11/10/2020	03/10/2021			(2,815)	(2,817)
	0.560	11/16/2020	02/05/2021			(2,407)	(2,409)
	0.600	10/01/2020	03/30/2021			(10,827)	(10,844)
JML	(0.250)	10/16/2020	01/18/2021		EUR	(878)	(1,072)
	0.150	04/28/2020	TBD	(3)		(2,614)	(3,196)
	0.400	10/14/2020	01/14/2021		GBP	(11,086)	(15,174)
	0.400	10/15/2020	01/15/2021			(11,664)	(15,965)
	0.400	10/16/2020	01/18/2021			(5,111)	(6,996)
	0.400	11/17/2020	02/17/2021			(23,030)	(31,510)
	0.400	11/30/2020	03/01/2021			(3,266)	(4,467)
	0.400	12/09/2020	03/09/2021			(691)	(945)
	0.600	12/21/2020	01/13/2021		$	(4,267)	(4,268)
	1.150	10/05/2020	01/14/2021			(5,390)	(5,405)
	1.150	11/09/2020	01/14/2021			(567)	(568)
	1.344	11/04/2020	02/02/2021		GBP	(1,329)	(1,822)
MBC	(0.120)	10/19/2020	01/19/2021		EUR	(10,349)	(12,640)
	1.225	11/23/2020	02/23/2021		$	(5,347)	(5,355)
	1.250	11/23/2020	02/23/2021			(6,206)	(6,215)
MEI	(0.100)	10/09/2020	01/11/2021		EUR	(3,266)	(3,989)
	0.943	11/16/2020	02/16/2021		GBP	(1,207)	(1,652)
MSB	0.815	10/01/2020	03/31/2021		$	(4,600)	(4,610)
	0.865	10/01/2020	03/31/2021			(4,500)	(4,510)
	0.965	10/01/2020	03/31/2021			(4,250)	(4,261)
	1.015	10/01/2020	03/31/2021			(2,400)	(2,406)
	1.149	08/24/2020	02/24/2021			(7,925)	(7,959)
MZF	1.260	10/22/2020	01/21/2021			(8,458)	(8,480)
NOM	0.600	11/09/2020	02/12/2021			(1,207)	(1,208)
	0.650	10/26/2020	01/11/2021			(5,325)	(5,331)
	0.750	10/07/2020	01/11/2021			(2,081)	(2,085)
	0.750	10/29/2020	02/01/2021			(1,831)	(1,834)
	0.750	11/09/2020	02/12/2021			(120)	(121)
	0.850	08/27/2020	TBD	(3)		(1,357)	(1,361)
	0.850	09/23/2020	03/23/2021			(878)	(880)
	0.850	11/09/2020	02/12/2021			(935)	(937)
	0.900	10/07/2020	01/11/2021			(4,557)	(4,568)
	0.900	10/30/2020	02/02/2021			(3,359)	(3,364)
	1.200	08/27/2020	TBD	(3)		(5,725)	(5,749)
RBC	1.243	11/13/2020	05/13/2021			(3,798)	(3,804)
RTA	0.774	11/23/2020	02/22/2021			(2,894)	(2,896)

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
SBI	1.196%	11/16/2020	05/17/2021		$	(12,754)	$(12,775)
	1.206	11/09/2020	05/10/2021			(7,182)	(7,196)
	1.302	10/21/2020	04/19/2021			(1,034)	(1,037)
	1.323	09/16/2020	03/19/2021			(18,967)	(19,044)
	1.325	09/23/2020	03/22/2021			(4,699)	(4,717)
	1.349	09/17/2020	02/22/2021			(3,490)	(3,504)
	1.425	09/23/2020	03/22/2021			(3,865)	(3,881)
	1.487	08/14/2020	02/16/2021			(10,217)	(10,277)
	1.588	08/17/2020	02/17/2021			(4,975)	(5,006)
	1.606	08/06/2020	02/05/2021			(6,137)	(6,178)
	1.615	08/03/2020	02/03/2021			(9,243)	(9,306)
SCX	0.950	10/16/2020	01/15/2021			(2,048)	(2,052)
SOG	0.500	10/26/2020	01/26/2021			(353)	(353)
	0.500	10/27/2020	01/27/2021			(3,332)	(3,336)
	0.500	11/04/2020	01/29/2021			(479)	(479)
	0.580	10/14/2020	02/17/2021			(2,775)	(2,779)
	0.700	12/08/2020	02/09/2021			(2,344)	(2,346)
	0.750	10/27/2020	03/01/2021			(34,104)	(34,153)
	0.750	10/30/2020	03/04/2021			(11,809)	(11,825)
	0.750	11/04/2020	03/04/2021			(1,141)	(1,143)
	0.750	12/14/2020	03/01/2021			(441)	(441)
	0.780	10/14/2020	02/16/2021			(2,378)	(2,382)
	0.780	10/14/2020	02/17/2021			(26,028)	(26,074)
	0.780	10/22/2020	02/17/2021			(1,488)	(1,490)
	0.780	10/22/2020	02/24/2021			(5,581)	(5,590)
	0.780	10/23/2020	02/24/2021			(4,101)	(4,108)
	0.780	10/26/2020	02/17/2021			(4,029)	(4,036)
	0.780	10/26/2020	03/01/2021			(11,713)	(11,731)
	0.860	09/25/2020	03/25/2021			(16,975)	(17,016)
	0.860	10/21/2020	04/19/2021			(12,559)	(12,581)
	0.870	09/11/2020	01/15/2021			(855)	(857)
	0.870	09/11/2020	03/10/2021			(5,652)	(5,668)
	0.870	09/16/2020	03/17/2021			(11,775)	(11,806)
	0.950	07/30/2020	02/01/2021			(4,280)	(4,298)
	1.242	11/03/2020	05/05/2021			(8,514)	(8,533)
	1.242	11/05/2020	05/05/2021			(4,136)	(4,144)
	1.242	11/12/2020	05/11/2021			(15,940)	(15,969)
	1.258	11/20/2020	05/24/2021			(3,290)	(3,295)
	1.324	09/25/2020	03/26/2021			(29,449)	(29,559)
TDM	0.300	11/20/2020	TBD	(3)		(7,296)	(7,299)
	0.550	12/29/2020	TBD	(3)		(7,391)	(7,391)
	0.550	12/30/2020	TBD	(3)		(12,308)	(12,309)
	0.630	12/30/2020	TBD	(3)		(9,081)	(9,082)
UBS	0.250	10/12/2020	01/12/2021		EUR	(2,123)	(2,595)
	0.500	10/19/2020	01/21/2021		$	(18,139)	(18,159)
	0.500	10/19/2020	01/22/2021			(4,071)	(4,075)
	0.650	10/30/2020	01/29/2021		GBP	(6,403)	(8,766)
	0.750	10/15/2020	01/19/2021		$	(5,641)	(5,650)
	0.750	10/19/2020	01/19/2021			(5,640)	(5,649)
	0.750	10/26/2020	01/19/2021			(293)	(294)
	0.750	10/26/2020	01/26/2021			(12,930)	(12,949)
	0.750	10/27/2020	01/28/2021			(2,555)	(2,559)
	0.800	10/09/2020	01/07/2021			(2,557)	(2,562)
	0.800	10/09/2020	01/08/2021			(1,556)	(1,560)
	0.800	10/09/2020	01/11/2021			(670)	(671)
	0.800	10/13/2020	01/13/2021			(8,592)	(8,608)
	0.800	10/13/2020	01/15/2021			(570)	(571)
	0.850	10/12/2020	01/12/2021		GBP	(1,888)	(2,586)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.246%	10/13/2020	04/13/2021	$	(9,544)	$(9,571)
	1.296	10/13/2020	04/13/2021		(3,347)	(3,357)
	1.431	12/15/2020	03/15/2021	GBP	(2,277)	(3,116)
	1.539	08/07/2020	02/03/2021	$	(4,718)	(4,748)
	1.606	08/05/2020	02/05/2021		(493)	(496)
	1.615	07/31/2020	02/01/2021		(3,989)	(4,017)
	1.625	07/24/2020	01/20/2021		(3,880)	(3,909)

Total Reverse Repurchase Agreements						$(1,315,583)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$136,401	$(24,376)	$0	$112,025	$(107,125)	$4,900
BPS	0	(92,049)	0	(92,049)	113,476	21,427
BRC	0	(108,500)	0	(108,500)	139,817	31,317
BYR	0	(2,608)	0	(2,608)	2,996	388
CDC	0	(26,304)	0	(26,304)	28,073	1,769
CEW	0	(99,028)	0	(99,028)	114,411	15,383
CFR	0	(145,939)	0	(145,939)	184,797	38,858
CSG	0	(31,728)	0	(31,728)	42,030	10,302
DBL	0	(12,508)	0	(12,508)	14,253	1,745
FICC	316	0	0	316	(322)	(6)
FOB	0	(6,446)	0	(6,446)	7,189	743
GLM	0	(105,073)	0	(105,073)	141,884	36,811
GSC	0	(3,837)	0	(3,837)	4,657	820
IND	0	(16,070)	0	(16,070)	18,389	2,319
JML	0	(91,388)	0	(91,388)	110,319	18,931
MBC	0	(24,210)	0	(24,210)	31,110	6,900
MEI	0	(5,641)	0	(5,641)	6,996	1,355
MSB	0	(23,746)	0	(23,746)	27,907	4,161
MZF	0	(8,480)	0	(8,480)	12,476	3,996
NOM	26,500	(27,438)	0	(938)	4,235	3,297
RBC	0	(3,804)	0	(3,804)	5,423	1,619
RTA	0	(2,896)	0	(2,896)	3,857	961
SBI	0	(82,921)	0	(82,921)	114,646	31,725
SCX	0	(2,052)	0	(2,052)	2,776	724
SOG	0	(225,992)	0	(225,992)	276,468	50,476
TDM	0	(36,081)	0	(36,081)	42,536	6,455
UBS	0	(106,468)	0	(106,468)	140,903	34,435

Total Borrowings and Other Financing Transactions	$163,217	$(1,315,583)	$0

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Bank Loan Obligations	$0	$0	$(31,893)	$0	$(31,893)
Corporate Bonds & Notes	0	(191,709)	(271,109)	(90,216)	(553,034)
Convertible Bonds & Notes	0	0	(3,364)	(8,933)	(12,297)
U.S. Government Agencies	0	(3,837)	(23,557)	0	(27,394)
Non-Agency Mortgage-Backed Securities	0	(7,264)	(234,530)	(73,452)	(315,246)
Asset-Backed Securities	0	(15,173)	(228,813)	(63,498)	(307,484)
Sovereign Issues	0	(12,293)	(12,397)	(5,087)	(29,777)
Preferred Securities	0	(2,595)	(29,170)	0	(31,765)

Total Borrowings	$0	$(232,871)	$(834,833)	$(241,186)	$(1,308,890)

Payable for reverse repurchase agreements(5)					$(1,308,890)

(o)	Securities with an aggregate market value of $1,647,674 and cash of $5,177 have been pledged as collateral under the terms of the above master agreements as of December 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2020 was $(1,226,395) at a weighted average interest rate of 1.171%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(6,693) is outstanding at period end.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond March Futures	03/2021	2	$(346)	$3	$0	$(1)

Total Futures Contracts				$3	$0	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	9.181%	$ 1,100	$(2)	$(126)	$(128)	$0	$(19)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	9.351	600	0	(80)	(80)	0	(11)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.914	EUR 6,200	(1,152)	549	(603)	0	(3)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	3.020	8,100	(1,694)	781	(913)	0	(3)

						$(2,848)	$1,124	$(1,724)	$0	$(36)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	13,700	$(60)	$(102)	$(162)	$0	$(42)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/17/2051		13,700	429	(131)	298	0	(144)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	$	11,500	(834)	1,502	668	9	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	282	322	3	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	10,122	6,656	63	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	6,095	10,860	82	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,769	(1,370)	399	69	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	1,498	1,553	0	(81)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	(154)	(73)	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	(46)	(47)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	(693)	(449)	0	(2)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	(2,545)	(2,644)	0	(8)

							$2,923	$14,458	$17,381	$227	$(277)

Total Swap Agreements							$75	$15,582	$15,657	$227	$(313)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$227	$227	$0	$(1)	$(313)	$(314)

(q)

Securities with an aggregate market value of $552 and cash of $27,916 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2021		EUR	6,619	$		7,930	$0	$(157)
	01/2021	$		943		MXN	19,879	54	0
	02/2021			309		TRY	2,364	4	0
BPS	01/2021		EUR	113,308	$		135,707	0	(2,716)
	01/2021	$		911		CLP	716,888	97	0
	01/2021			2,139		EUR	1,758	9	0
	01/2021			574		TRY	4,425	20	0
	02/2021		EUR	109,643	$		134,244	208	0
	02/2021	$		356		RUB	26,353	0	(2)
BRC	01/2021			16,523		EUR	13,624	122	0
	01/2021			1,029		TRY	7,973	36	0
	02/2021			526			4,013	8	(1)
CBK	01/2021		GBP	59,079	$		78,973	0	(1,820)
	01/2021	$		10,371		MXN	219,908	659	0
	01/2021			14,652		RUB	1,119,602	468	0
	01/2021			3,022		TRY	23,403	118	0
	02/2021			201		RUB	14,772	0	(2)
	02/2021			1,563		TRY	12,051	33	(3)
	05/2021			74		PEN	270	1	0
	06/2021		MXN	5,192	$		246	0	(10)
FBF	02/2021	$		1,754		TRY	13,628	50	(1)
GLM	01/2021		BRL	62,416	$		12,281	264	0
	01/2021		MXN	5,192			256	0	(5)
	01/2021	$		12,316		BRL	62,416	0	(299)
	01/2021			4,247		MXN	89,516	243	0
	01/2021			333		RUB	25,484	12	0
	02/2021			12,274		BRL	62,416	0	(261)
	02/2021			922		TRY	6,917	0	(10)
	03/2021		DOP	297,111	$		4,996	0	(69)
	06/2021	$		252		MXN	5,192	4	0
MYI	01/2021		EUR	12,077	$		14,646	0	(110)
	01/2021	$		827		EUR	678	1	0
	01/2021			1,951		GBP	1,442	21	0
	01/2021			1,149		TRY	8,894	45	0
	02/2021			275			2,090	1	0
RYL	02/2021			544			4,135	4	(1)

Total Forward Foreign Currency Contracts								$2,482	$(5,467)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$6,501	$390	$419	$809	$0
	GMAC Commercial Mortgage Securities, Inc. 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	540	162	(148)	14	0
	Morgan Stanley Capital Trust 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	182	1,532	0

						$1,902	$453	$2,355	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	3.171%	$3,100	$190	$(75)	$115	$0
GST	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	1.619	340	(19)	16	0	(3)

							$171	$(59)	$115	$(3)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS :

Counterparty	Pay/ Receive(6)	Underlying Reference	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
CSG	Pay	Syniverse Holdings, Inc.	1-Month USD-LIBOR	11/13/2021	$ 950	$0	$53	$53	$0

Total Swap Agreements						$2,073	$447	$2,523	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$58	$0	$0	$58	$(157)	$0	$0	$(157)	$(99)	$0	$(99)
BPS	334	0	0	334	(2,718)	0	0	(2,718)	(2,384)	3,441	1,057
BRC	166	0	115	281	(1)	0	0	(1)	280	(310)	(30)
CBK	1,279	0	0	1,279	(1,835)	0	0	(1,835)	(556)	0	(556)
CSG	0	0	53	53	0	0	0	0	53	0	53
FBF	50	0	0	50	(1)	0	0	(1)	49	0	49
GLM	523	0	0	523	(644)	0	0	(644)	(121)	0	(121)
GST	0	0	2,355	2,355	0	0	(3)	(3)	2,352	(1,880)	472
MYI	68	0	0	68	(110)	0	0	(110)	(42)	0	(42)
RYL	4	0	0	4	(1)	0	0	(1)	3	0	3

Total Over the Counter	$2,482	$0	$2,523	$5,005	$(5,467)	$0	$(3)	$(5,470)

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

(s)

Securities with an aggregate market value of $3,441 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$227	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,482	$0	$2,482
Swap Agreements	0	2,523	0	0	0	2,523

	$0	$2,523	$0	$2,482	$0	$5,005

	$0	$2,523	$0	$2,482	$227	$5,232

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	36	0	0	277	313

	$0	$36	$0	$0	$278	$314

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,467	$0	$5,467
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$5,467	$0	$5,470

	$0	$39	$0	$5,467	$278	$5,784

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	88	0	0	(2,025)	(1,937)

	$0	$88	$0	$0	$(2,019)	$(1,931)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,470)	$0	$(13,470)
Swap Agreements	0	(1,017)	0	0	18	(999)

	$0	$(1,017)	$0	$(13,470)	$18	$(14,469)

	$0	$(929)	$0	$(13,470)	$(2,001)	$(16,400)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$3	$4
Swap Agreements	0	1,736	0	0	2,399	4,135

	$0	$1,736	$1	$0	$2,402	$4,139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,215)	$0	$(1,215)
Swap Agreements	0	1,155	0	0	0	1,155

	$0	$1,155	$0	$(1,215)	$0	$(60)

	$0	$2,891	$1	$(1,215)	$2,402	$4,079

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$138	$161,208	$203,365	$364,711
Corporate Bonds & Notes
Banking & Finance	0	264,589	0	264,589
Industrials	0	448,374	95	448,469
Utilities	0	151,291	0	151,291
Convertible Bonds & Notes
Banking & Finance	0	2,928	0	2,928
Industrials	0	12,681	10,203	22,884
Utilities	0	2	0	2
Municipal Bonds & Notes
Illinois	0	17	0	17
Texas	0	120	0	120
West Virginia	0	130	0	130
U.S. Government Agencies	0	39,552	0	39,552
Non-Agency Mortgage-Backed Securities	0	614,308	101,328	715,636
Asset-Backed Securities	0	482,506	173,674	656,180
Sovereign Issues	0	51,840	0	51,840
Common Stocks
Communication Services	1,722	0	6	1,728
Financials	0	0	16,303	16,303
Industrials	47	0	16,695	16,742
Utilities	0	0	9,498	9,498
Warrants
Communication Services	0	0	3,359	3,359
Information Technology	0	0	25,037	25,037
Preferred Securities
Banking & Finance	0	39,829	0	39,829
Industrials	0	278	1,481	1,759
Utilities	0	0	12,998	12,998
Real Estate Investment Trusts
Real Estate	6,383	0	0	6,383
Short-Term Instruments
Repurchase Agreements	0	163,216	0	163,216
Short-Term Notes	0	466	0	466
Argentina Treasury Bills	0	728	0	728
U.S. Treasury Bills	0	5,280	0	5,280
U.S. Treasury Cash Management Bills	0	1,897	0	1,897

Total Investments	$8,290	$2,441,240	$574,042	$3,023,572

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	227	0	227
Over the counter	0	5,005	0	5,005

	$0	$5,232	$0	$5,232

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(313)	0	(314)
Over the counter	0	(5,470)	0	(5,470)

	$(1)	$(5,783)	$0	$(5,784)

Total Financial Derivative Instruments	$(1)	$(551)	$0	$(552)

Totals	$8,289	$2,440,689	$574,042	$3,023,020

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2020:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$245,448	$38,076	$(78,368)	$500	$(21,612)	$29,253	$4,578	$(14,510)	$203,365	$9,243
Corporate Bonds & Notes
Industrials	0	87	0	0	0	8	0	0	95	8
Convertible Bonds & Notes
Industrials	0	10,335	0	8	0	(140)	0	0	10,203	(140)
Non-Agency Mortgage-Backed Securities	101,175	0	(793)	31	46	7,408	0	(6,539)	101,328	6,609
Asset-Backed Securities	133,788	53,337	(21,313)	(7)	(3,413)	11,282	0	0	173,674	7,360
Common Stocks
Communication Services	4	0	0	0	0	2	0	0	6	2
Financials	0	15,360	0	0	0	943	0	0	16,303	943
Industrials	4,150	5,828	(7,124)	0	0	13,888	0	(47)	16,695	10,389
Utilities	8,814	0	0	0	0	684	0	0	9,498	684
Warrants
Communication Services	0	0	0	0	0	0	3,359	0	3,359	0
Information Technology	0	11,530	0	0	0	13,507	0	0	25,037	13,507
Preferred Securities
Industrials	725	0	(115)	0	0	871	0	0	1,481	871
Real Estate	4,822	0	(4,822)	0	0	0	0	0	0	0
Utilities	0	13,092	(50)	0	0	(44)	0	0	12,998	(44)

Totals	$498,926	$147,645	$(112,585)	$532	$(24,979)	$77,662	$7,937	$(21,096)	$574,042	$49,432

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$156,362	Discounted Cash Flow	Discount Rate	4.057-9.940	6.025
	12,718	Other Valuation Techniques(2)	—	—
	8,241	Proxy Pricing	Base Price	99.701-100.000	99.999
	3,174	Reference Instrument	Liquidity Discount	15.000	—
	22,870	Third Party Vendor	Broker Quote	82.500-100.750	100.636
Corporate Bonds & Notes
Industrials	95	Other Valuation Techniques(2)	—	—	—
Convertible Bonds & Notes
Industrials	10,203	Reference Instrument	Volatility	34.000	—
Non-Agency Mortgage-Backed Securities	54,045	Discounted Cash Flow	Discount Rate	3.937	—
	47,283	Proxy Pricing	Base Price	6,403.051-16,860.000	13,363.151
Asset-Backed Securities	50,218	Discounted Cash Flow	Discount Rate	4.720-23.760	5.762
	123,456	Proxy Pricing	Base Price	83.000-47,286.830	13,528.084
Common Stocks
Communication Services	6	Other Valuation Techniques(2)	—	—	—
Financials	16,303	Fundamental Valuation	Company Equity Value	$674,000,000.000	—
Industrials	16,154	Fundamental Valuation	Company Equity Value	$883,920,000.000	—
	541	Other Valuation Techniques(2)	—	—	—
Utilities	9,498	Indicative Market Quotation	Broker Quote	$34.750	—

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2020

Category and Subcategory	Ending Balance at 12/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Warrants
Communication Services	$3,359	Reference Instrument	Liquidity Discount	1.599	—
Information Technology	25,037	Fundamental Valuation	Company Equity Value	$1,832,500.000	—
Preferred Securities
Industrials	1,481	Fundamental Valuation	Company Equity Value	$1,229,122,000.000	—
Utilities	12,998	Recent Transaction	Purchase Price	$27.048	—

Total	$574,042

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2020	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers four classes of Common Shares: Institutional Class, Class A-2, Class A-3 and Class A-4. Institutional Class and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2, Class A-3 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2, Class A-3 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on

46	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

SEMIANNUAL REPORT	DECEMBER 31, 2020	47

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of a distribution may be comprised of amounts from sources other than net investment income, as determined in accordance with its internal accounting records and related accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and reporting practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

48	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

SEMIANNUAL REPORT	DECEMBER 31, 2020	49

Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

50	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	DECEMBER 31, 2020	51

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3

52	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Notes to Financial Statements (Cont.)

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing

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information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

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Notes to Financial Statements (Cont.)

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic

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common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities

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Notes to Financial Statements (Cont.)

typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to

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CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a

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Notes to Financial Statements (Cont.)

rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

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instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is

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required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, the Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the

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Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

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Notes to Financial Statements (Cont.)

Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures

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Notes to Financial Statements (Cont.)

adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks associated with investment in the Fund are listed below.

Please see “Principal Risks of the Fund” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur, and the swap is held to its termination date. When the

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Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares),

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Notes to Financial Statements (Cont.)

delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Manager will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Manager and the individual portfolio manager in connection with managing the Fund and may cause the Manager to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

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Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities Risk  is the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets.

Segregation and Coverage Risk  is the risk that certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

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Notes to Financial Statements (Cont.)

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of LIBOR) that may impact the fund’s performance.

Market Disruptions Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Regulatory Changes Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	DECEMBER 31, 2020	73

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

74	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted a Distribution and Servicing Plan for the Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-2, Class A-3 or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase or hold Class A-2, Class A-3 and Class A-4 Common Shares. Because these fees are paid out of the Fund’s Class A-2, Class A-3 and Class A-4 Common Share assets on an ongoing basis, over time they will increase the cost of investments in Class A-2, Class A-3 and Class A-4 Common Shares and may cost a shareholder more than other types of sales charge. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to

SEMIANNUAL REPORT	DECEMBER 31, 2020	75

Notes to Financial Statements (Cont.)

the Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-3 and Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-3 Common Shares and Class A-4 Common Shares) is 0.75%.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2020, the Distributor retained $347 representing contingent deferred sales charges from the Trust.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial

76	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Municipal Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, during the reporting period, each of the Independent Trustees (other than Mr. Kittredge) also served as a trustee of certain funds for which Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO, served as investment manager. Effective February 1, 2021, Virtus Investment Advisers, Inc. became the primary investment adviser to all but one of those funds (the “Former Allianz-Managed Funds”), and therefore they are no longer included within the same fund complex as the PIMCO-Managed Funds. AllianzGI continues to act as primary investment adviser to one closed-end fund, which is now named Virtus AllianzGI Artificial Intelligence and Technology Opportunities Fund (AIO), and has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds. As of February 1, 2021, each of the Independent Trustees (other than Mr. Kittredge) continues to serve as a trustee of AIO, for which AllianzGI serves as investment manager and which continues to be included in the same fund complex as the PIMCO-Managed Funds. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2021, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2021, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2020, there were no recoverable amounts.

SEMIANNUAL REPORT	DECEMBER 31, 2020	77

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$15,870	$119,166

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$8,897	$0	$915,774	$454,136

†	A zero balance may reflect actual amounts rounding to less than one thousand.

78	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2020 (Unaudited)				Year Ended 06/30/2020

	Shares		Amount		Shares		Amount

Receipts for shares sold

Institutional Class	29,389		$257,376		79,604		$732,053

Class A-2	387		3,377		691	(a)	6,341	(a)

Class A-3	1	(b)	10	(b)	N/A		N/A

Class A-4	1,365		11,824		6,164		58,552

Issued as reinvestment of distributions

Institutional Class	1,537		13,756		2,571		22,653

Class A-2	24		214		18	(a)	147	(a)

Class A-3	0	(b)	0	(b)	N/A		N/A

Class A-4	244		2,182		454		3,986

Cost of shares redeemed

Institutional Class	(21,198)		(183,013)		(15,947)		(141,458)

Class A-2	(2)		(20)		(42	)(a)	(321	)(a)

Class A-3	0	(b)	0	(b)	0		0

Class A-4	(502)		(4,382)		(411)		(3,276)

Net increase (decrease) resulting from Fund share transactions	11,245		$101,324		73,102		$678,677

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A-2 was October 28th, 2019.
(b)	Inception date of Class A-3 was November 9th, 2020.

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not

SEMIANNUAL REPORT	DECEMBER 31, 2020	79

Notes to Financial Statements (Cont.)

reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended December 31, 2020, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 5, 2020
Institutional Class	5%	9,568,068	5.88%
Class A-4	5	22,942	0.25

November 5, 2020
Institutional Class	5	11,621,604	6.87
Class A-2	5	2,262	0.24
Class A-4	5	383,679	3.89

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the

80	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2020

Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation as of the period end of the Subsidiaries.

Subsidiary	Date of Organization	Subscription Agreement	Subsidiary % of Consolidated Fund Net Assets

PFLEXLS I LLC	12/01/2017	01/09/2018	1.2%

CLM 13468 LLC	03/29/2018	04/30/2018	0.0

MLM 13648 LLC	04/03/2018	04/30/2018	1.7

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$28,751	$38,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2020	81

Notes to Financial Statements (Cont.)

(Unaudited)

December 31, 2020

As of December 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,999,212	$214,288	$(174,733)	$39,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

82	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JML	JP Morgan Securities Plc
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BYR	The Bank of Nova Scotia - Toronto	MSB	Morgan Stanley Bank, N.A
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDC	Natixis Securities Americas LLC	MZF	Mizuho Securities USA
CEW	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International Inc.
CFR	Credit Suisse Securities (Europe) Ltd.	RBC	Royal Bank of Canada
CSG	Credit Suisse AG Cayman	RTA	RBC (Barbados) Trading Bank Corp.
DBL	Deutsche Bank AG London	RYL	NatWest Markets Plc
FBF	Credit Suisse International	SBI	Citigroup Global Markets Ltd.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
FOB	Credit Suisse Securities (USA) LLC	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	PEN	Peruvian New Sol
CLP	Chilean Peso	RUB	Russian Ruble
DOP	Dominican Peso	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	RMBS	Residential Mortgage-Backed Security
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

SEMIANNUAL REPORT	DECEMBER 31, 2020	83

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended December 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2020	$0.1969	$0.0000	$0.0000	$0.1969

December 2020	$0.2033	$0.0000	$0.0000	$0.2033

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2020	$0.1720	$0.0000	$0.0000	$0.1720

December 2020	$0.1777	$0.0000	$0.0000	$0.1777

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

December 2020	$0.1078	$0.0000	$0.0000	$0.1078

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2020	$0.1785	$0.0000	$0.0000	$0.1785

December 2020	$0.1843	$0.0000	$0.0000	$0.1843

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

84	PIMCO INTERVAL FUNDS

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2020, James A. Jacobson resigned from his position as Trustee of the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2020	85

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123120

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 26, 2021, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Credit Income Fund (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in February 2017. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since its inception in February 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Marc P. Seidner

Mr. Seidner has been a portfolio manager of the Fund since its inception February 2017. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014.

Mark R. Kiesel

Mr. Kiesel has been a portfolio manager of the Fund since its inception in February 2017. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Christian Stracke

Mr. Stracke has been a portfolio manager of the Fund since its inception February 2017. Mr. Stracke is a managing director in the Newport Beach office, global head of the credit research group, and co-head of PIMCO’s BRAVO opportunistic private strategies complex. Mr. Stracke is also a senior portfolio manager across PIMCO’s suite of private credit strategies, investing across mortgage, real estate, specialty financials, corporate special situations, and performing private corporate credit. In addition to his portfolio management responsibilities, he sits on the firm’s Executive Committee.

Eve Tournier

Ms. Tournier has been a portfolio manager of the Fund since its inception February 2017. Ms. Tournier is a managing director in the London office and head of pan-European credit portfolio management. She is the lead portfolio manager for the firm’s global multi-sector credit strategies as well as dedicated European credit and European income-oriented portfolios, and she is also a member of the European portfolio committee.

Jamie Weinstein

Mr. Weinstein has been a portfolio manager of the Fund since November 2020. Mr. Weinstein is a managing director and portfolio manager in the Newport Beach office and head of corporate special situations, focusing on PIMCO’s opportunistic and alternative strategies within corporate credit. Prior to joining PIMCO in 2019, he worked for KKR as a portfolio manager for the firm’s special situations funds and portfolios, which he managed since their inception in 2009. He was also a member of the firm’s special situations, real estate, and India NBFC investment committees and the KKR credit portfolio management committee.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2020, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	18	$169,436.25	20	$92,636.16	5	$2,337.47
Alfred T. Murata	19	$170,455.11	12	$35,452.87	6	$1,937.64
Marc P. Seidner[2]	4	$5,126.43	18	$10,883.33	29	$13,802.89
Mark R. Kiesel[3]	23	$159,510.70	43	$64,245.14	103	$82,813.59
Christian Stracke	2	$919.71	1	$107.78	1	$2.81
Eve Tournier[4]	3	$12,671.67	17	$29,485.67	22	$7,477.36
Jamie Weinstein[5]	0	$0.00	2	$5,073.53	0	$0.00

1 Of these Other Pooled Investment Vehicles, 3             account(s) totaling $9,325.58 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  1  account(s) totaling   $ 252.52     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles,     2     account(s) totaling   $ 1,011.26 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  7  account(s) totaling     $ 5,417.14     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     1     account(s) totaling $ $175.74 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,  5  account(s) totaling   $ 2,557.35     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Accounts,   3   account(s) totaling   $ 719.80     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

5 Of these Other Pooled Investment Vehicles,     1     account(s) totaling   $5,041.53 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of)

investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest.

(a)(3)

As of December 31, 2020 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;

•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of December 31, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2020
David Hammer	over $1,000,000
Alfred T. Murata	over $1,000,000
Marc P. Seidner	None
Mark R. Kiesel	None
Christian Stracke	None
Eve Tournier	$100,001-$500,000
Jamie Weinstein	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: February 26, 2021

By:	/s/ Bijal Parikh
Bijal Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: February 26, 2021